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                                                                     RULE 497(e)
                                                                     033-54662

                       SUPPLEMENT DATED MARCH 22, 2006 TO

                          PROSPECTUS DATED MAY 1, 2005

                                       FOR

                               CORNERSTONE VUL IV

                                    ISSUED BY

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                               AND FUNDED THROUGH

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                             PHILADELPHIA, PA 19172

                                  800-523-0650

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
      THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS

                                IMPORTANT NOTICE

         The following language should be inserted following the paragraph captioned "GUARANTEED OPTION TO INCREASE SPECIFIED AMOUNT" in the section captioned "WHAT ARE THE SUPPLEMENTAL BENEFIT RIDERS THAT I CAN BUY?"

GUARANTEED WITHDRAWAL BENEFIT AGREEMENT

For the purpose of describing the benefits provided by this Agreement, withdrawals will refer to both partial surrenders of policy value as well as policy loans and unpaid policy loan interest.

This Agreement provides the Owner with the ability to receive guaranteed withdrawal amounts from the Benefit Base, upon satisfaction of a Waiting Period. You may add the Agreement to your base policy only at the time you purchase your Policy. The Company reserves the right to make the availability of this Agreement contingent upon the investment of the entire policy value, according to an asset allocation program established by the Company for the entire period the Agreement is in effect. At the present time, no asset allocation program will be required for this Agreement.

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The Waiting Period ends on the earlier of:

(a) the fifteenth policy anniversary; and
(b) the policy anniversary nearest the Insured's attainment of age 70.

After the Waiting Period is satisfied, you may receive withdrawals upon our receipt of a written request.

GUARANTEED WITHDRAWAL PERIOD - The Guaranteed Withdrawal Period will begin on the date of the first withdrawal after the end of the Waiting Period. The Guaranteed Withdrawal Period must begin by the policy anniversary nearest the Insured's attainment of age 70 and will end at the policy anniversary nearest the Insured's attainment of age 85. If the death benefit option is Option B (specified amount plus policy value) at the time the Guaranteed Withdrawal Period commences, it will be automatically changed to Option A (specified amount only).

BENEFIT BASE - The Benefit Base establishes the total guaranteed withdrawal amount as well as the Guaranteed Annual Withdrawal Amount as defined below. The Benefit Base is the greater of (a) or (b) below, where:

     (a) is the Net Policy Value on the last policy anniversary date which is 5 years prior to the date at which the Guaranteed Withdrawal Period begins, less cumulative withdrawals made during the period between (1) and (2), where:

          (1) is the day after the last policy anniversary which is 5 years prior to the date at which the Guaranteed Withdrawal Period begins; and
          (2)  is the date at which the Guaranteed Withdrawal Period begins.

     (b) is the value of the Guaranteed Withdrawal Account as defined below at the earlier of (1) or (2), where:

          (1)  is the date at which the Guaranteed Withdrawal Period begins; and
          (2) is the policy anniversary nearest the Insured's attainment of age 70.

Once the Guaranteed Withdrawal Period commences the Benefit Base will not be increased by any additional premiums paid, but the Benefit Base will be increased by any policy loan repayments.

GUARANTEED WITHDRAWAL ACCOUNT - The Guaranteed Withdrawal Account is defined as
(a) minus (b) minus (c) minus (d), where:

     (a) are Premiums Credited to the Guaranteed Withdrawal Account, accumulated at the Guaranteed Withdrawal Account Rate, shown in the Policy Specifications, compounded monthly;
     (b) are partial surrenders taken during the Waiting Period accumulated at the Guaranteed Withdrawal Account Rate, compounded monthly;
     (c) is the Guaranteed Withdrawal Benefit No-Lapse Premium, shown in the Policy Specifications, accumulated at the Guaranteed Withdrawal Account Rate compounded monthly; and
     (d)  the outstanding amount of policy indebtedness.

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The accumulations of values using the Guaranteed Withdrawal Account Rate that are listed above accumulate until the earlier of (1) or (2), where:

     (1)  is the date at which the Guaranteed Withdrawal Period begins; and
     (2)  is the policy anniversary nearest the Insured's attainment of age 70.

Premiums Credited to the Guaranteed Withdrawal Account equal the lesser of (1) and (2), minus (3), where:

     (1)  are the cumulative premiums paid into the Policy;
     (2) is the Maximum Monthly Guaranteed Withdrawal Account Premium, shown on the Policy Specifications page, multiplied by the number of months since the Policy Date; and
     (3) is the cumulative premiums previously credited to the Guaranteed Withdrawal Account.

A change in the Specified Amount, the addition or deletion of a supplemental agreement to this Policy, a change in the underwriting class of the Insured, or a change in the death benefit option may result in a change to subsequent Maximum Monthly Guaranteed Withdrawal Account Premiums.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT - The Guaranteed Withdrawal Benefit guarantees that you can take withdrawals each policy year up to the Guaranteed Annual Withdrawal Amount. The initial Guaranteed Annual Withdrawal Amount is equal to the Guaranteed Annual Withdrawal Percentage, shown on the Policy Specifications page, multiplied by the initial Benefit Base.

Total withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount will reduce the Benefit Base by the amount of the withdrawals.

EFFECT OF WITHDRAWALS ON GUARANTEED ANNUAL WITHDRAWAL AMOUNT - Cumulative withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount will not change the Guaranteed Annual Withdrawal Amount in subsequent policy years. Any withdrawal that exceeds the remaining Guaranteed Annual Withdrawal Amount for that policy year (an "Excess Withdrawal") will reduce the Guaranteed Annual Withdrawal Amount in subsequent years in a proportional manner. The reduction is determined by multiplying the Guaranteed Annual Withdrawal Amount by the ratio of (a) to (b) where

(a) is the amount of the Excess Withdrawal; and
(b) is the Net Policy Value immediately prior to the Excess Withdrawal.

The resulting Guaranteed Annual Withdrawal Amount for subsequent years cannot exceed the remaining Benefit Base after the effect of withdrawals as described below.

EFFECT OF WITHDRAWALS ON BENEFIT BASE - The Benefit Base is reduced, on a dollar-for-dollar basis, by the amount of withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount, until the Benefit Base is reduced to zero. Once the Guaranteed Annual Withdrawal Amount has been withdrawn in a policy year, any Excess Withdrawals reduce the Benefit Base until it is reduced to zero in a proportional manner. The reduction is determined by multiplying the Benefit Base by the ratio of (a) to (b) where:

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     (a)  is the amount of the Excess Withdrawal; and
     (b)  is the Net Policy Value immediately prior to the Excess Withdrawal.

GUARANTEED WITHDRAWAL BENEFIT NO-LAPSE GUARANTEE - The Company agrees that the Policy to which this Agreement is attached will remain in force up to the Guaranteed Withdrawal Benefit No-Lapse Date shown in the policy specifications if the following conditions are satisfied:

     (a)  The Insured is alive;
     (b)  The Agreement is in force;
     (c)  The Policy has not been surrendered; and
     (d) The Guaranteed Withdrawal Benefit No-Lapse Premium Requirement is satisfied.

REMAINING GUARANTEED WITHDRAWAL BENEFIT PAYMENTS IF POLICY LAPSES WITHOUT
VALUE - If the Net Cash Surrender Value is reduced to zero and any Guaranteed Withdrawal Benefits are due after the end of the Waiting Period, such Remaining Guaranteed Withdrawal Benefit Payments will be made as described below. In this situation the only provisions of the Policy and this Agreement that remain in effect are those that are associated with the Remaining Guaranteed Withdrawal Benefit Payments.

In the policy year in which the Net Cash Surrender Value is reduced to zero, the Remaining Guaranteed Withdrawal Benefit Payment made in that year is equal to the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent policy years, the Remaining Guaranteed Withdrawal Benefit Payment is the Guaranteed Annual Withdrawal Amount in effect as of the date that the Net Cash Surrender Value is reduced to zero or any remaining Benefit Base, if less.

Remaining Guaranteed Withdrawal Benefit Payments are made once each policy year.

If the total Remaining Guaranteed Withdrawal Benefit Payments due each policy year are less than $100, the Remaining Guaranteed Withdrawal Benefit Payments will be commuted and a lump sum will be paid equal to the remaining Benefit Base.

If the Net Cash Surrender Value is reduced to zero during the Waiting Period, no guaranteed withdrawal benefits are paid under this Agreement.

If the Overloan Protection Benefit Agreement is also attached to this Policy, the Remaining Guaranteed Withdrawal Benefit Payments as provided by this Agreement will continue to be made.

GUARANTEED WITHDRAWAL BENEFIT NO-LAPSE PREMIUM - The Guaranteed Withdrawal Benefit No-Lapse Premium is based on the Insured's gender, issue age, underwriting class, the death benefit option, and other supplemental benefits attached to this policy. The Guaranteed Withdrawal Benefit No-Lapse Premium is shown in the Policy Specifications.

GUARANTEED WITHDRAWAL BENEFIT NO-LAPSE PREMIUM REQUIREMENT - The Guaranteed Withdrawal Benefit No-Lapse Premium Requirement on a Monthly Anniversary prior to the Guaranteed Withdrawal Benefit No-Lapse Date shown in the Policy Specifications is satisfied if the sum of all premiums reduced by any partial surrenders, policy loans, and unpaid loan interest as of that Monthly Anniversary is greater than or equal to the cumulative Guaranteed Withdrawal Benefit No-Lapse Premiums as of that Monthly Anniversary.

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A change in the Specified Amount, the addition or deletion of a supplemental agreement to this policy, a change in the underwriting class of the Insured, or a change in the death benefit option prior to the Guaranteed Withdrawal Benefit No-Lapse Date shown in the Policy Specifications may result in a change to subsequent Guaranteed Withdrawal Benefit No-Lapse Premiums. These changes will not affect the Guaranteed Withdrawal Benefit No-Lapse Date.

If on a Monthly Anniversary the Guaranteed Withdrawal Benefit No-Lapse Premium Requirement is not satisfied, a grace period of 61 days will be allowed for the payment of a premium sufficient to maintain the Guaranteed Withdrawal Benefit No-Lapse Premium Requirement. If the amount required to keep the Guaranteed Withdrawal Benefit no-lapse guarantee in-force is not paid by the end of the grace period, the Guaranteed Withdrawal Benefit no-lapse guarantee will terminate and cannot be reinstated. The Guaranteed Withdrawal Benefit may continue even though the Guaranteed Withdrawal Benefit No-Lapse Guarantee is no longer in effect.

MONTHLY DEDUCTION - While this Agreement is in force, the Monthly Deduction under the policy will include the Monthly Deduction for this Agreement. The Monthly Deduction for this Agreement is equal to the Guaranteed Withdrawal Benefit Charge multiplied by the policy value that is allocated to the subaccounts within the Separate Account. The Guaranteed Withdrawal Benefit Charge is currently 0.60% of the policy value and the maximum charge of 1.00% of the policy value is shown on the Policy Specifications page.

TREATMENT OF AGREEMENT UNDER FEDERAL INCOME TAX LAW - The determination of whether your Policy will be treated as a life insurance contract for federal income tax purposes under either the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test depends upon your Policy's cash value (or alternatively, cash surrender value). Similarly, the determination of the extent to which a distribution from a Policy that is treated as a modified endowment contract is taxable will depend upon the determination of the Policy's cash value.

There are no definitions for the terms "cash value" or "cash surrender value" in the Code and the other available authorities do not provide certainty in this area. If you add the Guaranteed Withdrawal Benefit Agreement to your base Policy, we intend to calculate the cash value (or cash surrender value) of your Policy without reflecting any additional amounts as a result of adding this rider to your base Policy. There is no published guidance from the IRS on this position. If future applicable authorities clarify that a position other than the one we have taken is applicable, then some policy owners who have added Guaranteed Withdrawal Benefit Agreements to their Policies may experience an increase in the taxable portion of certain distributions from such Policies. In addition, in the event of such a clarification, we will follow our normal procedures for keeping policies in compliance with Section 7702 (including increasing the face amount of the insurance under your base Policy to ensure that your base Policy continues to qualify as insurance under the Code). In addition, if there are remaining guaranteed withdrawal payments at the time when the Policy lapses, we will treat distributions of the remaining Benefit Base as taxable income. You are encouraged to consult your own tax advisor prior to adding a Guaranteed Withdrawal Benefit Agreement to your Policy.


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TERMINATION OF AGREEMENT - This Agreement will terminate upon:

     a)   the policy anniversary nearest the Insured's attainment of age 85;
     b)   surrender of this policy;
     c)   lapse of this Policy and no guaranteed withdrawal benefits are due;
     d)   the date of death of the Insured;
     e) withdrawals have been taken after the end of the Waiting Period and the Benefit Base is reduced to zero;
     f) the policy anniversary nearest the Insured's attainment of age 70 when no withdrawals were taken after the end of the Waiting Period;
     g) an elective increase in face amount after the Guaranteed Withdrawal Period had commenced;
     h)   payment of any accelerated death benefit amount; or
     i) the Monthly Anniversary which coincides with or next follows (i) the receipt at the Home Office of a written request by the Owner to terminate this Agreement, and (ii) the return of this Policy for the appropriate endorsement after the end of the Waiting Period.